UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2007

UNIVERSAL COMPRESSION PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3955108
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4444 Brittmoore Road
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 335-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Form of Amendment to Unit Option Award Agreement

ITEM 5.02 Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.
          On July 30, 2007, the Compensation Committee of the Board of Directors of UCO GP, LLC, a Delaware limited liability company, which is the general partner of the general partner of Universal Compression Partners, L.P. (the “Partnership”), approved a form of amendment (the “Amendment”) to the unit option award agreements under the Partnership’s Long Term Incentive Plan (“LTIP”). The Amendment effects, among other things, the following modifications to outstanding grants of options to acquire common units of the Partnership:
•	The options of recipients who are terminated without “cause,” as defined in the LTIP, prior to the vesting date of January 1, 2009 will nonetheless vest on that date and be exercisable until December 31, 2009;

•	The options of recipients who are terminated without cause following the vesting date of January 1, 2009 will remain exercisable until December 31, 2009; and

•	Recipients who are terminated for specified other reasons can exercise their vested options within three months of termination, but in no event later than December 31, 2009
          The following “named executive officers” expected to execute Amendments:
•	Stephen A. Snider;

•	Daniel K. Schlanger;

•	Ernie L. Danner;

•	J. Michael Anderson; and

•	Kirk E. Townsend.
          The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated into this Item 5.02 by reference.
Changes to Base Salaries
     On July 30, 2007, the Compensation Committee of the Board of Directors of Universal Compression Holdings, Inc. (“Universal”), which indirectly owns our general partners, UCO GP LLC, approved changes to the annual base salaries of the following named executive officers of the Partnership, effective July 1, 2007:

Name	New Base Salary
Stephen A. Snider	$572,000
J. Michael Anderson	$322,000
Daniel K. Schlanger	$276,000
     Because the named executive officers of the Partnership are all also officers of Universal and/or Universal Compression, Inc., the principal operating subsidiary of Universal, and generally spend a majority of their time working on matters for Universal rather than the Partnership, the general compensation structure for the named executive officers is established by the compensation committee of the Board of Directors of Universal. Pursuant to the terms of the Omnibus Agreement between the Partnership and Universal, only a portion of the compensation and compensation-related expenses paid to the Partnership’s named executive officers by Universal for the fiscal year ended December 31, 2007 will be allocated to the Partnership.
ITEM 9.01 Financial statements and exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Form of Amendment to Unit Option Award Agreement.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION PARTNERS, L.P.

	By:	UCO General Partner, LP, its general partner

	By:	UCO GP, LLC , its general partner
(Registrant)
Date: August 3, 2007
	By:	/s/ J. MICHAEL ANDERSON

J. Michael Anderson
Senior Vice President

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EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

10.1	Form of Amendment to Unit Option Award Agreement.

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